UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant  to  section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

                       Date of Report:  September 29, 2004
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                        (Date of earliest event reported)

                             FORCE PROTECTION, INC.
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             (Exact name of Registrant as specified in its charter)

      Colorado                      000-22273               84-1383888
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(State or other jurisdiction (Commission  File  Number)   (IRS Employer  of
    incorporation)                                      Identification  No.)

                    9801  Highway  78,  #3,  Ladson,  SC
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                (Address  of  principal  executive  offices)

                                     29456
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                                (Zip    Code)

                                 (843) 740-7015
                              --------------------
                         (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  Other  Events.

Our Chief Executive Officer and Director, Michael Watts, was indicted in the United States District Court for the Northern District of California, San Jose Division on September 29, 2004. The indictment alleges that Michael Watts and his wife, Jan Watts, understated their taxable income for 1997 by approximately $2,000,054 and that their tax due and owing for that year was understated by approximately $782,624. The indictment also alleges that they established offshore corporations for the purpose of concealing income derived from the sale of stock options; transferred stock options offshore for the same purpose, maintained offshore bank accounts for the purpose of concealing income derived from the sale of stock options and hired a third party to falsely pose as president of a separate company in order to claim a purported debt owed for a software purchase.

The Board of Directors has discussed this matter at length, and with the information currently available, has determined that the events giving rise to the indictment occurred several years prior to Mr. Watts' employment with the Company and do not relate to the current operation of the Company. The Board will continue to investigate the impact of this event on the Company and its shareholders and plan accordingly while recognizing that the indictment contains only allegations and Mr. Watts must be presumed innocent unless and until convicted.

This Report on Form 8-K contains forward-looking statements regarding future board and company actions. Our actual future actions could differ materially from those anticipated in the forward-looking statements for many reasons including the interim and final results of the indictment; Mr. Watts' continued employment with the company; our ability to continue to implement our business plan and other factors discussed in our reports filed with the SEC. Although we believe the expectations expressed in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results and actions, levels of activity or performance may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force  Protection,  Inc.
Registrant

Date:  October  21,  2004                   By:     /s/  Scott  Ervin
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                                              R.  Scott  Ervin
                                              Chairman  of  the  Board